UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2012

RICHFIELD OIL & GAS COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-54576	35-2407100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 W. South Temple, Suite 1050
Salt Lake City, UT 84101
      (Address of principal executive offices)

(801) 519-8500
  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 19, 2012, Richfield Oil & Gas Company (the “Company”) entered into letter agreements (the “Letter Agreements”) with the five holders of all 285,000 shares of the Company’s issued and outstanding Series A Preferred Stock (the “Preferred Shareholders”), each with a face value of $1.00 per share (the “Preferred Shares”). The Preferred Shareholders are otherwise unaffiliated with the Company. Pursuant to the Letter Agreements, the Company and the Preferred Shareholders agreed to the conversion of all of the issued and outstanding Preferred Shares, along with all accrued dividends on the Preferred Shares through December 31, 2012, into shares of the Company’s common stock. The total amount of accrued dividends on the Preferred Shares through December 31, 2012 equals $9,515.00 (the “Dividends”).

Notwithstanding the terms contained in the Company’s Certificate of Designation, filed on August 31, 2012 with the Nevada Secretary of State, relating to the conversion of the Preferred Shares, the Company and the Preferred Shareholders agreed to a conversion price of $1.60 per share (the “Conversion Price”) applicable to the conversion of the Preferred Shares and the Dividends. The Preferred Shares and the Dividends were converted at the Conversion Price into 184,072 shares of the Company’s common stock (the “Conversion Shares”).

In consideration of the Preferred Shareholders’ conversion of the Preferred Shares and the Dividends into the Conversion Shares, the Company agreed to use its commercially reasonable efforts to include the Conversion Shares in any registration by the Company of any of its securities, other than a registration relating solely to employee benefit plans, a registration relating to the offer and sale of debt securities, a registration relating to a corporate reorganization or other Rule 145 transaction, or a registration on any registration form that does not permit secondary sales.

The foregoing description of the Letter Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreements, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosures set forth in Item 1.01 pertaining to the conversion by the Preferred Shareholders of the Preferred Shares and the Dividends into the Conversion Shares are incorporated herein by this reference. We believe the offer and sale of the securities described above were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) for the private placement of these securities pursuant to Section 4(2) of the Securities Act and/or Regulation D thereunder because the securities were sold in a transaction not involving a public offering.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The list of exhibits in the Exhibit Index is incorporated herein by reference.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHFIELD OIL & GAS COMPANY

By	/s/ Douglas C. Hewitt, Sr.
Douglas C. Hewitt, Sr.
Chief Executive Officer

Date	December 26, 2012

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Letter Agreement between Richfield Oil & Gas Company and each of the Preferred Shareholders